SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (Date of Earliest Event Reported): October 2, 2003

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          PENNSYLVANIA                  0-17007                  23-2486815
          ------------                  -------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE            (I.R.S. EMPLOYER
    OF INCORPORATION)                   NUMBER)              IDENTIFICATION NO.)


                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 735-4422
                                                    --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)







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Item 5:   Other Events

      The Boards of Directors (the "Boards") of First Bank of Delaware (the "Delaware Bank") and Republic First Bank (the "PA Bank"), each of which Bank is a wholly-owned subsidiary of Republic First Bancorp, Inc. (the "Company") on August 20, 2003 filed application with the Federal Reserve Board to withdraw their memberships in the Federal Reserve Bank System (the "System") and filed applications with the Federal Deposit Insurance Corporation (the "FDIC") to
continue deposit insurance. On September 26, 2003, the FDIC agreed to continuation of insurance for the Delaware Bank and on September 30, 2003 the Federal Reserve Board agreed to the withdrawal by the Delaware Bank from the System effective September 30, 2003. The PA Bank has been advised that within the next thirty (30) days its application to withdraw from the System will be considered by the Federal Reserve Board and the FDIC and it is anticipated that it also will become insured and regulated by the FDIC.

      As part of the transition, the Delaware Bank entered into a Memorandum of Understanding with the FDIC and the Office of the State Bank Commissioner ("Delaware Commissioner") which Memorandum of Understanding requires, among other things, that in the event the FDIC and the Delaware Commissioner determine that the short-term loan (payday loans) program of the Delaware Bank is not operated in a safe and sound manner and request in writing that the Delaware Bank cease making such short-term loans, the Delaware Bank will provide a strategy for exiting the short-term loan program. After discussions with the FDIC and the Delaware Commissioner, the Board of Directors of the Delaware Bank determined to continue the short-term loan program in accordance with the provisions of the guidelines issued by the FDIC and the laws and regulations of the State of Delaware. The Company believes the continuation of the short-term loan program will have a positive material effect on the earnings of the Company.


      The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. The complete text of this form 8-k should be regarded as a forward-looking statement.



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


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.













                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   REPUBLIC FIRST BANCORP, INC.
                                                   ----------------------------
                                                           (Registrant)



Dated:  October 2, 2003                        By: /s/  PAUL FRENKIEL
        -------------                              ----------------------------
                                                   Paul Frenkiel
                                                   Chief Financial Officer






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